GREENWICH STREET SERIES FUND
on behalf of the
Intermediate High Grade Portfolio (the "Portfolio")

Supplement dated February 9, 1999 to
Prospectus dated April 30, 1998

	The following revises and supersedes, as applicable, the discussion under "Investment Goals and Policies of the Portfolios " The Bond Portfolios - Intermediate High Grade Portfolio":


Currently, the Portfolio invests primarily in U.S. government securities and high-grade corporate bonds of U.S. issuers, i.e., bonds rated within the two highest rating categories by Moodys Investors Services ("Moodys"), Standard & Poor's Ratings Group ("S&P"), or the equivalent from another nationally recognized statistical rating organization ("NRSRO"), or, if not rated, to be of comparable quality.

On January 27, 1999, the Trust's Board of Trustees approved a change in investment policy of the Portfolio. Effective April 30, 1999, the Portfolio will be permitted to invest in bonds rated within the three highest rating categories by Moodys, S&P, or the equivalent from another NRSRO.









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